GUARANTEE AGREEMENT
[The ONE Group Hospitality, Inc.]
GUARANTEE AGREEMENT, dated as of June 2, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Guarantee"), made by the undersigned, THE ONE GROUP HOSPITALITY, INC., a Delaware corporation (the "Guarantor") to BANKUNITED, N.A. (the "Bank").
Reference is made to the Term Loan Agreement, dated as of December 17, 2014 (as such agreement may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Existing Term Loan Agreement"), among The ONE Group, LLC, a Delaware limited liability company, and certain of its affiliates (hereinafter sometimes referred to individually as a "Borrower", and collectively, as the "Borrowers") and the Bank.
The Borrowers and the Bank are entering into a Second Term Loan Agreement, dated as of the date hereof (as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, hereinafter referred to as the "Second Term Loan Agreement") pursuant to which, inter alia, the Bank is making an additional term loan facility available to the Borrowers.
It is a condition precedent to the effectiveness of the Second Term Loan Agreement and the obligation of the Bank to make the additional term loan facility available to the Borrowers under the Second Term Loan Agreement, that the Guarantor shall have executed and delivered this Guarantee.
Accordingly, the parties hereto agree as follows:

Section 1.	Definitions
Except as otherwise provided herein, capitalized terms that are used but not otherwise defined herein shall have the meanings assigned to such terms in the Second Term Loan Agreement.

Section 2.	Guarantee
(a)    The Guarantor irrevocably and unconditionally guarantees the due and punctual payment of principal of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on, (i) the "Obligations", as such term is defined in the Existing Term Loan Agreement and (ii) the "Obligations", as such term is defined in the Second Term Loan Agreement. The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any of the Obligations.
(b)    This Guarantee constitutes a guarantee of payment and the Bank shall not have any obligation to enforce any Loan Document or any existing Loan Document or any other agreement or document with respect to the Obligations or exercise any right or remedy with respect to any collateral security thereunder by any action, including, without limitation, making or perfecting any claim against any Person or any collateral security for any of the Obligations prior to being entitled to the benefits of this Guarantee. The Bank may, at its option, proceed against the Guarantor, or any other guarantor, in the first instance to enforce the Obligations without first proceeding against the Borrowers or any other Person, and without first resorting to any other rights or remedies, as the Bank may deem advisable. In furtherance hereof, if the

Bank is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Obligation in accordance with its terms, the Bank shall be entitled to receive hereunder from the Guarantor after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.
(c)    It is understood that while the amount of the Obligations is not limited, if, in any action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally, this Guarantee would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability of the Guarantor under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the aggregate amount of such liability shall, without any further action of the Guarantor, the Bank shall be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.
(d)    The obligations hereunder of the Guarantor are joint and several with the obligations of any other guarantor (if any) of the Obligations.

Section 3.	Absolute Obligation
This Guarantee guarantees the payment of all Obligations of the Borrowers owed to the Bank now or hereafter existing, under any of the Loan Documents and any of the Existing Loan Documents (in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time), whether for principal, interest, fees, expenses or otherwise, and the Guarantor agrees to pay all Obligations now or hereafter existing under this Guarantee. Subject to Sections 2(c), 5 and 8, the Guarantor shall be released from liability hereunder when all Obligations shall have been indefeasibly paid in full in cash, and all commitments under the Second Term Loan Agreement and the Existing Term Loan have terminated or expired. The Guarantor acknowledges and agrees that (a) the Bank has not made any representation or warranty to the Guarantor with respect to the Borrowers, any Loan Document, any Existing Loan Document or any agreement, instrument or document executed or delivered in connection with the Obligations or any other matter whatsoever, and (b) the Guarantor shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of (i) the validity or enforceability of any Loan Document, any Existing Loan Document or any agreement, instrument or document executed or delivered in connection with the Obligations, or the collectability of any of the Obligations, (ii) the preference or priority ranking with respect to any of the Obligations, (iii) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, any Existing Loan Document or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (iv) any failure, delay, neglect or omission by the Bank to realize upon any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, any Existing Loan Document or any agreement, instrument or document executed or delivered in connection with any of the Obligations, (v) the existence or exercise of any right of set‑off by the Bank, (vi) the existence, validity or enforceability of any other guaranty with respect to any of the Obligations, the liability of any other Person in respect of any of the Obligations, or the release of any such Person or any other guarantor(s) of any of the Obligations, (vii) any act or omission of the Bank in connection with the administration of any Loan Document, any Existing Loan Document or any of the Obligations, (viii) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (ix) the disaffirmance or rejection of any of the Obligations, any Loan Document, any Existing Loan Document or any agreement, instrument or document executed or delivered in connection with any of the Obligations, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtors, relating to any Person, (x) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document, any Existing Loan Document or any agreement, instrument or document executed or delivered in connection with any of the Obligations, or which might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of the Obligations and liabilities (including, without limitation, the obligations of the Borrowers), (xi) the merger or consolidation of any Borrower into or with any Person, (xii) the sale by any Borrower of all or any part of its assets, (xiii) the fact that at any time and from time to time none of the Obligations may be outstanding or owing to the Bank, (xiv) any amendment, restatement or modification of, or supplement to, any Loan Document, any Existing Loan Document or (xv) any other reason or circumstance which might otherwise constitute a defense available to or a discharge of any Borrower in respect of its obligations or liabilities or of the Guarantor in respect of any of the obligations of the Guarantor (other than the final and indefeasible payment in full in cash of the Obligations).

Section 4.	Agreement to Pay; Subrogation and Subordination
Upon the failure of any Borrower to pay any Obligation when and as the same shall become due beyond any applicable grace, notice or cure period, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to, and will forthwith pay, or cause to be paid, to the Bank in cash the amount of such unpaid Obligations (subject to the limitations set forth in Section 2(c)). Upon payment by the Guarantor of any sums to the Bank as provided above, all rights of the Guarantor against the Borrowers arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations and the Guarantor agrees that it will not assert or pursue any such rights unless and until the Bank shall have received indefeasible payment in full of the Obligations. In addition, any indebtedness of any Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to the Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents and the Existing Loan Documents.

Section 5.	Reserved

Section 6.	Notices
Except as otherwise specifically provided herein, all notices, requests, consents, demands, waivers and other communications hereunder shall be given in the manner provided in Section 8.1 of the Second Term Loan Agreement, to the address of the Guarantor set forth on the signature page hereto or to such other addresses as to which the Bank may be hereafter notified by the Guarantor.

Section 7.	Expenses
The Guarantor shall pay upon demand all reasonable out of pocket costs and expenses incurred or paid by the Bank, including the reasonable fees, charges and disbursements of any counsel for the Bank, in connection with the preparation and administration of this Guarantee or any amendments, modifications or waivers of the provisions of any Loan Document or any Existing Loan Document (whether or not the transactions contemplated thereby shall be consummated, but only to the extent such expenses are not paid by the Borrowers under the Second Term Loan Agreement and the Existing Term Loan Agreement) and the enforcement or protection of the Bank's rights in connection with this Guarantee, the other Loan Documents, the Existing Loan Documents or the Existing Term Loan or the Loans, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of the Existing Term Loan or the Loans.

Section 8.	Repayment in Bankruptcy, etc.
If, at any time or times subsequent to the payment of all or any part of the Obligations, the Bank shall be required to repay any amounts previously paid by or on behalf of the Borrowers or the Guarantor in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including, without limitation, as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Guarantor unconditionally agrees to pay to the Bank within 10 days after demand a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by the Bank to the date of payment to the Bank at the applicable rate set forth in Section 2.7(b) of the Term Loan Agreement.

Section 9.	Other Provisions
(a)    This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.
(b)    No failure or delay of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Bank hereunder, under the other Loan Documents and under the Existing Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guarantee, any other Loan Document or any Existing Loan Document or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (c) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.
(c)    Neither this Guarantee nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by and between the Bank and the Guarantor.
(d)    The Guarantor hereby waives presentment, demand for payment, notice of default, nonperformance and dishonor, protest and notice of protest of or in respect of this Guarantee, the Loan Documents and the Obligations, notice of acceptance of this Guarantee and reliance hereupon by the Bank, and the incurrence of any of the Obligations, notice of any sale of collateral security or any default of any sort and notice of any amendment, modification, increase or waiver of any Loan Document.
(e)    The Guarantor is not relying upon the Bank to provide to it any information concerning any Borrower or any Subsidiary, and the Guarantor has made arrangements satisfactory to the Guarantor to obtain from the Borrowers on a continuing basis such information concerning the Borrowers and the Subsidiaries as the Guarantor may desire.
(f)    The Guarantor agrees that any statement of account with respect to the obligations of the Borrowers from the Bank to the Borrowers which binds the Borrowers shall also be binding upon the Guarantor, and that copies of such statements of account maintained in the regular course of the Bank's business may be used, absent manifest error, in evidence against the Guarantor in order to establish the obligations of the Guarantor.
(g)    The Guarantor acknowledges that it has received a copy of the Term Loan Agreement and the other Loan Documents and the Existing Term Loan Documents. In addition, the Guarantor acknowledges having read the Term Loan Agreement, each other Loan Document and each Existing Term Loan Document and having had the advice of counsel in connection with all matters concerning its execution and delivery of this Guarantee, and, accordingly, waives any right it may have to have the provisions of this Guarantee strictly construed against the Bank.
(h)    In the event any one or more of the provisions contained in this Guarantee or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
(i)    The Guarantor represents and warrants as follows: (i) it is duly organized and validly existing in good standing under the laws of Delaware, has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets and to carry on its business; (ii) it has full legal power and authority to enter into, execute, deliver and perform the terms of this Guaranty and the other Loan Documents to which it is a party, all of which have been duly authorized by all proper and necessary limited liability company action and are in full compliance with its organizational documents; and (iii) all representations and warranties relating to the "Guarantor" contained in the Term Loan Agreement and the Existing Term Loan Agreement are true and correct in all material respects, except to the extent such representations and warranties refer to or relate to an earlier date, in which case they are true and correct as of such date.
(j)    Section headings used herein are for convenience of reference only, are not part of this Guarantee and are not to affect the construction of, or be taken into consideration in interpreting, this Guarantee.

Section 10.	Reserved

Section 11.	Jurisdiction; Consent to Service of Process
(a)    EACH PARTY TO THIS GUARANTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS

BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTEE SHALL AFFECT ANY RIGHT THAT THE BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR THE OTHER LOAN DOCUMENTS AGAINST THE GUARANTOR OR IN THE COURTS OF ANY JURISDICTION.
(b)    EACH PARTY TO THIS GUARANTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE OTHER LOAN DOCUMENTS IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 12.	WAIVER OF JURY TRIAL
EACH OF THE BANK AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE BANK, OR COUNSEL TO THE BANK, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE GUARANTOR ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS GUARANTEE BY, INTER ALIA, THE PROVISIONS OF THIS SECTION 12.

Section 13.	Integration
This Guarantee embodies the entire agreement and understanding between the Guarantor and the Bank with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Guarantor and the Bank with respect to the subject matter hereof.
[Signature page follows]

IN WITNESS WHEREOF the Guarantor has caused this Guarantee to be duly executed and delivered as of the date first above written.
THE ONE GROUP HOSPITALITY, INC.
By: /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Address:
411 West 14th Street, 3rd Floor
New York, New York 10014
Attention: Jonathan Segal, CEO
Telecopier No.: 212-255-9715

Signature Page to Guarantee [The ONE Group Hospitality, Inc.]